UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 28, 2006



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          0-20022                    1-1227808
--------                          -------                    ---------
(State  or  other  jurisdiction   (Commission               (IRS  Employer
   of  incorporation)             File  Number)             Identification  No.)

                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  3.  -  Securities  and  Trading  Markets

Item  3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
--------------------------------------------------------------------------------
Standard;  Transfer  of  Listing.
---------------------------------

On February 28, 2006, the Company received a decision letter from Nasdaq informing the Company that the Nasdaq Listing Qualifications Hearings Panel (the "Panel") determined to grant the Company's request for continued listing on The Nasdaq National Market provided that the Company files its quarterly report on Form 10-Q for the period ended October 5, 2005 (the "Third Quarter Form 10-Q"), and all required restatements, by March 31, 2006. In order to fully comply with the terms of this exception, the Company must provide prompt notification to the Panel of any significant events that occur during the exception period and demonstrate compliance with all requirements for continued listing on The Nasdaq National Market. The Company can provide no assurances that it will be able to satisfy the terms of the Panel's decision. If the Company fails to satisfy the terms, its securities may be delisted.

The Company previously disclosed that on November 23, 2005, it received a Nasdaq Staff Determination notice from the Nasdaq Listing Qualifications Department that the Company was not in compliance with the continued listing requirements of NASD Marketplace Rule 4310(c)(14). The Company requested a hearing before the Panel to review the Staff Determination, which was held on December 22, 2005. As a result of that hearing, on January 30, 2006, the Company received a decision letter from Nasdaq informing the Company that the Panel determined to grant the Company's request for continued listing on The Nasdaq National Market provided that the Company filed the Third Quarter Form 10-Q and all required restatements, by February 28, 2006. On February 17, 2006, in accordance with the Company's Plan submitted to the Panel, the Company notified the Panel that Pomeroy's Audit Committee had concluded that the financial statements for the Company's quarters ended April 5, 2005 and July 5, 2005 should be restated and requested that the Panel grant an additional extension of time to file the Third Quarter Form 10-Q and restatements. Pomeroy filed a current report on Form 8-K on February 23, 2006 reporting the conclusion of the Audit Committee that the financial statements for the Company's quarters ended April 5, 2005 and July 5, 2005 should be restated because the Company had completed a comprehensive review of its services revenue and costs for fiscal 2005 and the review revealed situations where IT systems and processes generated incorrect cut-offs for services revenue and expenses. As a result, the timing of services revenue and expense recognition was not accurate in all circumstances. The Form 8-K also reported that the Company is reviewing its findings with its independent accountant and is in the process of preparing amended quarterly filings for the first and second quarters of fiscal 2005 along with the Third Quarter Form 10-Q.

Section  8  --  Other  Events

Item  8.01  Other  Events.
--------------------------
     On March 1, 2006, Pomeroy IT Solutions, Inc. (NASDAQ:PMRYE) announced that the Nasdaq Listing Qualifications Hearings Panel had granted an additional extension of time to file Pomeroy's Third Quarter Form 10-Q and all required restatements until March 31, 2006.

Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.
-------------------------------------------------

(d)  Exhibits

99.1 Press release dated March 1, 2006 announcing that on February 28, 2006 the Company received a decision letter from the Nasdaq Listing Qualifications Hearings Panel granting the Company's request for continued listing on The Nasdaq National Market provided that the Company files its quarterly report on Form 10-Q for the period ended October 5, 2005, and all required restatements, by March 31, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POMEROY  IT  SOLUTIONS,  INC.
                                   -----------------------------


Date:   March 1, 2006              By:  /s/ Stephen E. Pomeroy

                                   ---------------------------------------------
                                   Stephen E. Pomeroy, Chief Executive Officer,
                                   President & Chief Operating Officer